SECURITIES AND EXCHANGE COMMISSION

                      450 Fifth Street, N.W.
                     Washington, D.C.  20549



                             FORM 8-K


                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  October 2, 1995


                 Golden Pharmaceuticals, Inc.
        (Exact Name of Registrant as Specified in Charter)



       Delaware               0-9065              84-0645174
    (State of            (Commission           (IRS Employer
  incorporation)         File Number)        Identification No.)


         1313 Washington Avenue, Golden, Colorado  80401
       (Address of Principal Executive Offices)  (Zip Code)


Registrant's telephone number, including area code: (303) 279-9375

                          Not Applicable
   (Former Name or Former Address, if Change Since Last Report)

Item 8.   Change In Fiscal Year.


     At a meeting of the Audit Committee of the Board of Directors held on June 3, 1995and ratified by resolutions of the Board of Directors dated October 2, 1995, the Registrant elected to change its fiscal year from September 1 through August 31 in each year to January 1through
December 31 in each year, effective immediately.

     The report covering the transition period of September 1, 1995 through December 31, 1995 will be filed as a Quarterly Report on Form 10-Q.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GOLDEN PHARMACEUTICALS, INC.



Date:  October 2, 1995        By:
                                 Glen H. Weaver, Vice President of
                                 Finance

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GOLDEN PHARMACEUTICALS, INC.



Date:  October 2, 1995        By:          /s/ Glen H. Weaver
                                 Glen H. Weaver, Vice President of
                                 Finance